EXHIBIT 10.3

              THIRD AMENDMENT AGREEMENT TO THE LIMITED PARTNERSHIP
                    AGREEMENT OF CORAL ENERGY RESOURCES, L.P.

        THIS THIRD AMENDMENT AGREEMENT ("Agreement") to the Limited Partnership Agreement of Coral Energy Resources, L.P. (the "Partnership") dated as of June 3, 1996, (the "Effective Date") is entered into by and between SHELL CORAL RESOURCES GP COMPANY, SHELL GAS TRADING COMPANY, SHELL CORAL INVESTMENT COMPANY, SHELL CORAL RESOURCES COMPANY, TEJAS ALLIANCE GP COMPANY, TEJAS ALLIANCE RESOURCES COMPANY, and TEJAS ALLIANCE ENERGY COMPANY (all of the foregoing are Delaware corporations and together comprise all of the current Partners in the Partnership and are together referred to in this Agreement as the "Parties").

RECITALS:

        WHEREAS, subsidiaries and affiliates of, respectively, Tejas Gas Corporation and Shell Oil Company have formed the Partnership pursuant to the terms of the Limited Partnership Agreement (the "Partnership Agreement") of the Partnership dated as of September 1, 1995;

        WHEREAS, the Parties entered into a First Amendment Agreement (the "First Amendment Agreement") to the Partnership Agreement dated as of April 3, 1996, amending certain of the provisions of the Partnership Agreement with effect from November 1, 1995.

        WHEREAS, the Parties entered into a Second Amendment Agreement (the "Second Amendment Agreement") to the Partnership Agreement dated as of April 10, 1996, amending certain of the provisions of the Partnership Agreement with effect from November 1, 1995.

        WHEREAS, in order to change the name of the Partnership, the Parties have agreed by this Agreement to amend Section 2.2 of the Partnership Agreement and other references in the Partnership Agreement to the name of the Partnership as detailed in Sections 2.1 and 2.2 of this Agreement with effect from the Effective Date.

NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:

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                                    ARTICLE I

                                   Definitions

        Capitalized terms shall have the meanings set forth above. Except as otherwise defined in this Agreement, capitalized terms that have been defined in the Partnership Agreement, the First Amendment Agreement or the Second Amendment Agreement shall have the same meanings in this Agreement as are assigned to such terms in the Partnership Agreement, the First Amendment Agreement or the Second Amendment Agreement as appropriate.

                                   ARTICLE II

                                   Amendments

        2.1 Amendment to Section 2.2. In accordance with the provisions of
Section 12.8 of the Partnership Agreement, Section 2.2 of the Partnership Agreement shall be amended with effect from the Effective Date to read in its entirety as follows:

        "2.2 PARTNERSHIP NAME. The name of the Partnership shall be Coral Energy, L.P. and all business of the Partnership shall be conducted in such name or such other name as the Board shall select by unanimous vote."

        2.2 Amendment of Other References to Partnership Name. In accordance with the provisions of Section 12.8 of the Partnership Agreement, all other references in the Partnership Agreement to the name "Coral Energy Resources, L.P." shall be amended to read "Coral Energy, L.P." with effect from the Effective Date.

        2.3 No Change to Remainder of the Partnership Agreement. Subject to the changes to the Partnership Agreement described in Sections 2.1 and 2.2 above, all other terms and provisions of the Partnership Agreement, as amended in turn by the First Amendment Agreement and the Second Amendment Agreement, shall remain in full force and effect and shall not be in any way modified or affected by this Agreement.

        2.4 Counterparts. This Agreement and all amendments and supplements to it may be executed in counterparts, and all counterparts together shall be construed as one document.

        2.5 Deemed Incorporation. This Agreement shall be deemed to be incorporated into the Partnership Agreement, as amended in turn by the First Amendment Agreement and by the Second Amendment Agreement, and it shall be governed by, and construed in accordance with, the same terms and conditions as pertain to the Partnership Agreement as amended by the First Amendment Agreement and by the Second Amendment Agreement respectively.

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               IN WITNESS WHEREOF, this Agreement has been duly executed by the
Parties as of June 3, 1996.

                                           SHELL CORAL RESOURCES GP
                                           COMPANY

                                By:    /s/ JACK E. LITTLE
                                Name:      Jack E. Little
                                Title:     PRESIDENT

                                           TEJAS ALLIANCE GP COMPANY

                                By:    /s/ JAMES W. WHALEN
                                Name:      JAMES W. WHALEN
                                Title:     Executive Vice President

                                           SHELL CORAL INVESTMENT
                                           COMPANY

                                By:    /s/ HENRY E. BLECHL
                                Name:      Henry E. Blechl
                                Title:     Predident

                                           TEJAS ALLIANCE RESOURCES COMPANY

                                By:    /s/ W. DAVID POPE III
                                Name:      W. David Pope III
                                Title:     President

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                                           SHELL CORAL RESOURCES
                                           COMPANY

                                By:    /s/ HENRY E. BLECHL
                                Name:      Henry E. Blechl
                                Title:     President

                                           TEJAS ALLIANCE ENERGY COMPANY

                                By:    /s/ W. DAVID POPE III
                                Name:      W. David Pope III
                                Title:     President

                                           SHELL GAS TRADING
                                           COMPANY

                                By:    /s/ GEORGE L. CARLSON
                                Name:      George L. Carlson
                                Title:     President

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